Exhibit 99.1


                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
              COLLECTION PERIOD JULY 1, 1996 THROUGH JULY 31, 1996
                       DISTRIBUTION DATE AUGUST 15, 1996




A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Receivable Balance                                                                   $305,686,731.00
(B) Total Certificate Balance                                                                  $305,686,731.00
(C) Class A Certificates
    (i)   Class A Percentage                                                                             96.00%
    (ii)  Original Class A Principal Balance                                                   $293,459,000.00
    (iii) Class A Pass-Through Rate                                                                       6.55%
(D) Class B Certificates
    (i)   Class B Percentage                                                                              4.00%
    (ii)  Original Class B Principal Balance                                                    $12,227,731.00
    (iii) Class B Pass-Through Rate                                                                       6.70%
(E) Servicing Fee Rate (per annum)                                                                        1.00%
(F) Weighted Average Coupon (WAC)                                                                        12.15%
(G) Weighted Average Original Maturity (WAOM)                                                            60.12 months
(H) Weighted Average Remaining Maturity (WAM)                                                            45.97 months
(I) Number of Receivables                                                                               31,595
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                        1.50%
    (ii)  Reserve Fund Initial Deposit                                                           $4,585,300.97
    (iii) Specified Reserve Balance:
          (a)  On any Distribution Date: The greater of J(iii)(b or c) if 1.75%
               charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                      1.00%
          (c) Percent of Remaining Certificate Balance                                                    3.25%
          (d) Trigger Percent of Remaining Certificate Balance                                            8.00%


                              BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
              COLLECTION PERIOD JULY 1, 1996 THROUGH JULY 31, 1996
                        DISTRIBUTION DATE AUGUST 15, 1996



B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Receivable Balance                                                                   $291,812,771.04
(B) Total Certificate Balance                                                                  $291,812,771.04
(C) Total Certificate Pool Factor                                                                    0.9546138
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                           $280,140,009.81
    (ii) Class A Certificate Pool Factor                                                             0.9546138
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                            $11,672,761.23
    (ii) Class B Certificate Pool Factor                                                             0.9546138
(F) Reserve Fund Balance                                                                          5,877,161.06
(G) Cumulative Net Losses for All Prior Periods                                                     393,763.82
(H) Charge-off Rate for Second Preceding Period                                                           0.00%
(I) Charge-off Rate for Preceding Period                                                                  1.58%
(J) Delinquency Percentage for Second Preceding Period                                                    0.00%
(K) Delinquency Percentage for Preceding Period                                                           0.17%
(L) Weighted Average Coupon (WAC)                                                                        12.140%
(M) Weighted Average Remaining Maturity (WAM)                                                             45.25 months
(N) Number of Receivables                                                                                30,701

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                   14,004,195.50
    (ii)  Prepayments in Full                                                                              0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                   0.00
    (iv)  Other Refunds Related to Principal                                                               0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                     3,070,176.02
    (ii)  Repurchased Loan Proceeds Related to Interest                                                    0.00
(C) Weighted Average Coupon (WAC)                                                                         12.14%
(D) Weighted Average Remaining Maturity (WAM)                                                             44.50 months
(E) Remaining Number of Receivables                                                                      29,768

(F) Delinquent Receivables                                    Dollar Amount                            #  Units
                                                              --------------                           --------
    (i)  30-59 Days Delinquent                                     2,657,630               0.96%            279
    (ii)  60-89 Days Delinquent                                      465,190               0.17%             43
    (iii) 90 Days or More Delinquent                                 134,707               0.05%             13



D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Reserve Fund Investment Income                                                                    26,752.16
(B) Collection Account Investment Income                                                                   0.00
(C) Realized Losses for Collection Period:
    (i)   Charge-offs for current Collection Period - Principal                                      563,849.31
    (ii)  Realized Losses for Collection Period (B)(i)-(C)(i)                                        473,822.95
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                   90,026.36
    (ii)  Liquidation Proceeds Related to Interest                                                       695.44
    (iii) Recoveries from Prior Month Charge Offs                                                    168,801.77


                              BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
              COLLECTION PERIOD JULY 1, 1996 THROUGH JULY 31, 1996
                        DISTRIBUTION DATE AUGUST 15, 1996





E. COLLECTIONS
--------------
Interest Collections:
(A) Interest Payments Received                                                                    3,070,176.02
(B) Liquidation Proceeds Related to Interest                                                            695.44
(C) Repurchased Loan Proceeds                                                                             0.00
(D) Recoveries from Prior Month Charge Offs                                                         168,801.77
                                                                                                --------------
(E) Interest Collections                                                                          3,239,673.23

Principal Collections:
(F) Principal Payments Received                                                                 $14,004,195.50
(G) Liquidation Proceeds Related to Principal                                                        90,026.36
(H) Repurchased Loan Proceeds                                                                             0.00
                                                                                                --------------
(I) Principal Collections                                                                        14,094,221.86

(J) Total Collections                                                                           $17,333,895.09


F. DISTRIBUTABLE AMOUNTS
------------------------

(A) Servicing Fee :
    (i)   Servicing Fee                                                                            $243,177.31
    (ii)  Prior Collection Period unpaid Servicing Fees                                                   0.00
                                                                                                --------------
    (iii) Total Servicing Fee                                                                      $243,177.31

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                               $1,529,097.55
    (ii)  Class A prior period Interest Carryover Shortfall                                               0.00
                                                                                                --------------
    (iii) Class A Interest Distribution                                                          $1,529,097.55
(C) Class B Certificates
    (i)   Class B Monthly Interest                                                                  $65,172.92
    (ii)  Class B prior period Interest Carryover Shortfall                                               0.00
                                                                                                --------------
    (iii) Class B Interest Distribution                                                             $65,172.92

(D) Total Certificate Interest Distribution                                                      $1,594,270.47
(E) Total Certificate Interest Distribution plus Total Servicing Fee                             $1,837,447.78

Principal:
(F) Principal Collections                                                                       $14,094,221.86
(G) Realized Losses                                                                                 473,822.95
                                                                                                --------------
(H) Total Monthly Principal                                                                     $14,568,044.81

(I) Class A Certificates
    (i)   Class A Monthly Principal                                                              13,985,310.54
    (ii)  Class A prior period Principal Carryover Shortfall                                              0.00
                                                                                                --------------
    (iii) Class A Principal Distribution                                                         13,985,310.54
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                                 582,734.27
    (ii)  Class B prior period Principal Carryover Shortfall                                              0.00
                                                                                                --------------
    (iii) Class B Principal Distribution                                                            582,734.27

(K) Total Principal Distribution                                                                 14,568,044.81

(L) Total Interest and Principal Distribution Amounts                                            16,405,492.59
       plus Servicing Fee


                              BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
              COLLECTION PERIOD JULY 1, 1996 THROUGH JULY 31, 1996
                        DISTRIBUTION DATE AUGUST 15, 1996



G. DISTRIBUTIONS
----------------

(A) Total Interest Collections available to be distributed                                        3,239,673.23
(B)  Class B Percentage of Principal Collections                                                    563,780.94
(C) Servicing Fee:
    (i)   Total Servicing Fee                                                                       243,177.31
    (ii)  Servicing Fee paid                                                                        243,177.31
                                                                                             -----------------
    (iii) Unpaid Servicing Fee                                                                            0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid               2,996,495.92
Interest:
(E) Class A Certificates
    (i)   Class A Interest Distribution                                                           1,529,097.55
    (ii)  Class A Interest Distribution paid from Interest Collections after Servicing Fee        1,529,097.55
    (iii) Total Interest Collections available after Class A Interest Distribution paid           1,467,398.37
    (iv)  Class A Interest Distribution remaining to be paid                                              0.00
    (v)   Class A Interest Distribution paid from Class B Percentage of Principal Collections             0.00
    (vi)  Class A Interest Distribution remaining to be paid                                              0.00
    (vii) Class A Interest Distribution paid from Reserve Fund                                            0.00
    (viii)Class A Interest Carryover Shortfall                                                            0.00
    (ix)  Class A Interest Distribution paid                                                      1,529,097.55

(F) Class B Certificates
    (i)   Class B Interest Distribution                                                              65,172.92
    (ii)  Class B Interest Distribution paid from Interest Collections after
          Class A Interest Distribution                                                              65,172.92
    (iii) Total Interest Collections available after Class B Interest Distribution paid           1,402,225.45
    (iv)  Class B Interest Distribution remaining to be paid                                              0.00
    (v)   Class B Interest Distribution paid from Reserve Fund                                            0.00
    (vi)  Class B Interest Carryover Shortfall                                                            0.00
    (vii) Class B Interest Distribution paid                                                         65,172.92

(G) Total Interest Paid                                                                           1,594,270.47
(H) Total Interest and Servicing Fee Paid                                                         1,837,447.78
(I) Total Interest Collections available after Servicing Fee and Class A and Class B              1,402,225.45
    and Interest Distribution paid

Total Collections available to be distributed:
(J) Total Principal Collections                                                                  14,094,221.86
(K) Excess Interest                                                                               1,402,225.45
(L) Less: Class B Percentage of Principal Collections used to pay Class A Interest
    Distribution                                                                                          0.00
(M) Total Collections available to be distributed as principal                                   15,496,447.31

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                                                         13,985,310.54
    (ii)  Class A Principal Distribution paid from total Collections available
          to be distributed                                                                      13,985,310.54
    (iii) Total Collections available after Class A Principal Distribution paid                   1,511,136.77
    (iv)  Class A Principal Distribution remaining to be paid                                             0.00
    (v)   Class A Principal Distribution paid from Reserve Fund                                           0.00
    (vi)  Class A Principal Carryover Shortfall                                                           0.00
    (vii) Total Class A Principal Distribution paid                                              13,985,310.54

(O) Class B Certificates
    (i)   Class B Principal Distribution                                                            582,734.27
    (ii)  Class B Principal Distribution paid from total Collections available
          to be distributed                                                                         582,734.27
    (iii) Total Collections available after Class B Principal Distribution paid                     928,402.50
    (iv)  Class B Principal Distribution remaining to be paid                                             0.00
    (v)   Class B Principal Distribution paid from Reserve Fund                                           0.00
    (vi)  Class B Principal Carryover Shortfall                                                           0.00
    (vii) Total Class B Principal Distribution paid                                                 582,734.27

(P)  Total Excess Cash to the Reserve Fund                                                          928,402.50



                              BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
              COLLECTION PERIOD JULY 1, 1996 THROUGH JULY 31, 1996
                        DISTRIBUTION DATE AUGUST 15, 1996





H. POOL BALANCE AND PORTFOLIO INFORMATION
-----------------------------------------




                                                               Beginning                         End
                                                               of Period                      of Period
                                                            -----------------              -----------------
(A) Balances and Pool Factors
    (i)   Aggregate Balance of Certificates                    $291,812,771.04                $277,244,726.23
    (ii)  Aggregate Certificate Pool Factor                          0.9546138                      0.9069570
    (iii) Class A Principal Balance                             280,140,009.81                 266,154,699.27
    (iv)  Class A Pool Factor                                        0.9546138                      0.9069570
    (v)   Class B Principal Balance                              11,672,761.23                  11,090,026.96
    (vi)  Class B Pool Factor                                        0.9546138                      0.9069571

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                                  12.14%                         12.14%
    (ii)  Weighted Average Remaining Maturity (WAM)                      45.25 months                   44.50 months
    (iii) Remaining Number of Receivables                               30,701                         29,768
    (iv)  Pool Balance                                         $291,812,771.04                $277,244,726.23



I. RECONCILIATION OF RESERVE ACCOUNT
------------------------------------

(A) Beginning Reserve Account Balance                                                             5,877,161.06
(B) Less: Draw to pay Class A Interest Distribution                                                       0.00
(C) Reserve Account Balance after draw                                                            5,877,161.06
(D) Less: Draw to pay Class B Interest Distribution                                                       0.00
(E) Reserve Account Balance after draw                                                            5,877,161.06
(F) Less: Draw to pay Class A Principal Distribution                                                      0.00
(G) Reserve Account Balance after draw                                                            5,877,161.06
(H) Less: Draw to pay Class B Principal Distribution                                                      0.00
(I) Reserve Account Balance after draw                                                            5,877,161.06
(J) Total excess Collections deposited in the Reserve Fund                                          928,402.50
                                                                                             -----------------
(K) Reserve Fund Balance                                                                          6,805,563.56
(L) Specified Reserve Account Balance                                                             9,010,453.60
(M) Reserve Account Release to Seller                                                                     0.00
                                                                                             -----------------
(N) Ending Reserve Account Balance                                                                6,805,563.56
                                                                                             =================

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                                     $90,026.36
    (ii)  Liquidation Proceeds Related to Interest                                                                          695.44
    (iii) Recoveries on Previously Liquidated Contracts                                                                 168,801.77
(B) Realized Net Losses for Collection Period                                                                           473,822.95
(C) Charge-off Rate for Collection Period (annualized)                                                                        1.29%
(D) Cumulative Aggregate Net Losses for all Periods                                                                     867,586.77

(E) Delinquent Receivables
                                                                 Dollar Amount                         #  Units
                                                                 -------------                          -------
    (i)   30-59 Days Delinquent                                     2,657,630             0.96%            279
    (ii)  60-89 Days Delinquent                                      465,190              0.17%             43
    (iii) 90 Days or More Delinquent                                 134,707              0.05%             13



                              BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
              COLLECTION PERIOD JULY 1, 1996 THROUGH JULY 31, 1996
                        DISTRIBUTION DATE AUGUST 15, 1996





K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
----------------------------------------------------------

(A) Charge-off Rate
    (i)   Second Preceding Collection Period                                                                               0.00%
    (ii)  Preceding Collection Period                                                                                      1.58%
    (iii) Current Collection Period                                                                                        1.29%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                              0.96%

(B) Delinquency Percentages
    (i)   Second Preceding Collection Period                                                                               0.00%
    (ii)  Preceding Collection Period                                                                                      0.17%
    (iii) Current Collection Period                                                                                        0.22%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                              0.13%

(C) Loss and Delinquency Trigger Indicator                                                                   Trigger was not hit



                              BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
              COLLECTION PERIOD JULY 1, 1996 THROUGH JULY 31, 1996
                        DISTRIBUTION DATE AUGUST 15, 1996



L.  STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------

                                                                                                                  Per $1,000 of
                                                                                                               Original Principal
(A)  Amount of distribution allocable to principal:                                          Dollars ($)             Balance
                                                                                           -----------------   ------------------
    (i)    Class A Certificates                                                                13,985,310.54          47.6567784
    (ii)   Class B Certificates                                                                   582,734.27          47.6567784

                                                                                                                  Per $1,000 of
                                                                                                               Original Principal
(B)  Amount of distribution allocable to interest:                                           Dollars ($)             Balance
                                                                                           -----------------   ------------------
    (i)    Class A Certificates                                                                 1,529,097.55           5.2106003
    (ii)   Class B Certificates                                                                    65,172.92           5.3299273

(C)  Pool Balance as of the close of business on the last day of the Collection Period       $277,244,726.23
                                                                                           -----------------


                                                                                                                  Per $1,000 of
(D)  Amount of the Servicing Fee paid to the Servicer with respect to the related                              Original Principal
     Collection Period                                                                       Dollars ($)             Balance
                                                                                           -----------------   ------------------
    (i)    Total Servicing Fee                                                                    243,177.31
    (ii)   Class A Percentage of the Servicing Fee                                                233,450.01           0.7955115
    (ii)   Class B Percentage of the Servicing Fee                                                  9,727.30           0.7955115

                                                                                                                  Per $1,000 of
                                                                                                               Original Principal
                                                                                             Dollars ($)             Balance
                                                                                           -----------------   ------------------
(E) (i)    Class A Interest Carryover Shortfall                                                         0.00           0.0000000
    (ii)   Class A Principal Carryover Shortfall                                                        0.00           0.0000000
    (iii)  Class B Interest Carryover Shortfall                                                         0.00           0.0000000
    (iv)   Class B Principal Carryover Shortfall                                                        0.00           0.0000000

    Change with respect to immediately preceding Distribution Date:
    (v)    Class A Interest Carryover Shortfall                                                         0.00           0.0000000
    (vi)   Class A Principal Carryover Shortfall                                                        0.00           0.0000000
    (vii)  Class B Interest Carryover Shortfall                                                         0.00           0.0000000
    (viii) Class B Principal Carryover Shortfall                                                        0.00           0.0000000

(F) Pool factors for each class of certificates, after giving effect to all payments
    allocated to principal                                                                                            Pool Factor
                                                                                                                    --------------
    (i)    Class A Pool Factor                                                                                         0.9069570
    (ii)   Class B Pool Factor                                                                                         0.9069571

(G) Amount of the aggregate Realized Losses, if any, for such Collection Period ($)               $473,822.95
                                                                                            -----------------

(H) Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last day of the
    preceding Collection Period                                                                   $599,896.93

(I) Amount on deposit in the Reserve Fund on such Distribution Date, after giving effect to distributions made on such Distribution Date
                                                                                                $6,805,563.56
                                                                                            -----------------

(J) Aggregate outstanding principal balances for each class of certificates, after
    giving effect to all payments allocated to principal                                                         Principal Balance
                                                                                                                 -----------------
    (i)    Class A Principal Balance                                                                              266,154,699.27
    (ii)   Class B Principal Balance                                                                               11,090,026.96

(K) Amount otherwise distributable to the Class B Certificateholders that is being distributed to the Class A Certificateholders on such Distribution
    Date                                                                                                $0.00

(L) Aggregate Purchase Amount of Receivables repurchased by the Seller or purchased
    by the Servicer with respect to the Related Collection Period ($)                                   $0.00
                                                                                            -----------------



M. INSTRUCTIONS TO THE TRUSTEE
------------------------------

On the Distribution Date, make the following deposits and distributions:

(A)  Withdraw from the Collection Account and distribute to the Servicer:
     (i)   Servicing Fee                                                                $243,177.31
     (ii)  Servicing Fees retained by the Seller                                         243,177.31
                                                                                      -------------
     (iii) Servicing Fees to be distributed to the Seller on the Distribution
           Date (i-ii)                                                                                           $0.00
                                                                                                        --------------

(B)  Withdraw from the Collection Account and deposit in the Class A Distribution
     Account:
     (i)   for the Class A Interest Distribution                                      $1,529,097.55
     (ii)  for the Class A Principal Distribution                                     13,985,310.54
                                                                                     --------------
     (iii) Total (i+ii)                                                                                 $15,514,408.10
                                                                                                        --------------

(C)  Withdraw from the Collection Account and deposit in the Class B Distribution
     Account:
     (i)   for the Class B Interest Distribution                                         $65,172.92
     (ii)  for the Class B Principal Distribution                                        582,734.27
                                                                                     --------------
     (iii) Total (i+ii)                                                                                    $647,907.18
                                                                                                        --------------

(D)  Withdraw excess Collections from the Collection Account and deposit in the
     Reserve Fund                                                                                          $928,402.50
                                                                                                        --------------

(E) Withdraw from the Reserve Fund and deposit in the Class A Distribution
    Account:
    (i)    Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and the Class B Percentage of Principal
           Collections                                                                                           $0.00
    (ii)   Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution
           and the Class B Interest Distribution                                                                  0.00
                                                                                                        --------------
    (iii)  Total                                                                                                             $0.00
                                                                                                                        ----------

(F) Withdraw from the Reserve Fund and deposit in the Class B Distribution
    Account:
    (i)    Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the distribution
           of the Class A Interest Distribution                                                                  $0.00
    (ii)   Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest
           Distribution, the Class B Interest Distribution, and the Class A
           Principal Distribution                                                                                 0.00
                                                                                                        --------------
    (iii)  Total                                                                                                             $0.00
                                                                                                                        ----------
